Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2014
Computation of Basic and Diluted Earnings Per Share

The following table sets forth the computation of basic and diluted net income per share for the years indicated:

	2012	2013	2014
Net loss attributable to China Techfaith Wireless Communication Technology Limited (numerator), basic	$(3,294)	$(2,470)	$(13,431)

Net loss attributable to China Techfaith Wireless Communication Technology Limited (numerator), diluted	$(3,294)	$(2,470)	$(13,431)

Shares (denominator):
Weighted average ordinary shares outstanding	794,003,193	794,003,193	794,003,193

Effect of dilutive securities:
Weighted average shares used in computing diluted net income per share	794,003,193	794,003,193	794,003,193

Net loss attributable to China Techfaith Wireless Communication Technology Limited per share, basic	$(0.00)	$(0.00)	$(0.02)

Net loss attributable to China Techfaith Wireless Communication Technology Limited per share, diluted	$(0.00)	$(0.00)	$(0.02)